Vanguard Strategic Small-Cap Equity Fund Investment Strategy - Investor Prospectus [Member] - Vanguard Strategic Small-Cap Equity Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing in the stocks of small-size U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap equity securities. For purposes of the 80% policy, small-cap equity securities generally will be within the capitalization range of the companies included in the Fund’s performance benchmark, MSCI US Small Cap 1750 Index. The index’s market capitalization range is subject to change at any time due to market activity or changes in the composition of the index.